UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2018

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20086	41-0760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota  55439-2604

(Address of Principal Executive Offices)

(Zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02              Results of Operations and Financial Condition

On October 15, 2018, Universal Hospital Services, Inc. issued a press release announcing its preliminary results for the quarter ended September 30, 2018 and provided an update to its full-year financial outlook.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits — See Exhibit Index

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Universal Hospital Services, Inc. on October 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and
Chief Financial Officer

Date: October 15, 2018